UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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Trust for Credit Unions

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TRUST FOR CREDIT UNIONS

4400 Computer Drive

Westborough, MA 01581

November 26, 2014

Dear TCU Shareholder:

You are cordially invited to attend a Special Meeting of Shareholders (the “Meeting”) of Trust for Credit Unions (the “Trust”) to be held on January 9, 2015 at 11:00 a.m. (Eastern Time) at the offices of the Trust’s administrator, Callahan Credit Union Financial Services Limited Liability Limited Partnership, 1001 Connecticut Avenue, N.W., Suite 1001, Washington, D.C. 20036.

At the Meeting, you will be asked to vote upon the following proposal:

•	Election of three Trustees of the Trust.

A formal Notice of Special Meeting of Shareholders and Proxy Statement setting forth in detail the matter to come before the Meeting are attached hereto, and a proxy card is enclosed for your use. You should read the Proxy Statement carefully. WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING, YOUR VOTE IS NEEDED. The Board of Trustees of the Trust unanimously recommends that you vote “FOR” the proposal described in the Proxy Statement. We value our relationship with you and look forward to your vote in favor of the election of Trustees.

Sincerely,

James C. Barr
Chairman

Please review the enclosed materials and, if you do not plan to be present at the Meeting, complete, sign, date and return the enclosed proxy card. It is important that you return the proxy card to ensure your shares will be represented at the Meeting.

TRUST FOR CREDIT UNIONS

4400 Computer Drive

Westborough, MA 01581

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held on January 9, 2015

To the Shareholders of Trust for Credit Unions:

A Special Meeting of Shareholders (the “Meeting”) of Trust for Credit Unions (the “Trust”) will be held on January 9, 2015 at 11:00 a.m. (Eastern time) at the offices of the Trust’s administrator, Callahan Credit Union Financial Services Limited Liability Limited Partnership, 1001 Connecticut Avenue, N.W., Suite 1001, Washington, D.C. 20036 for the following purposes:

(1)	To elect three Trustees of the Trust;

(2)	To transact such other business as may properly come before the Meeting and any adjournment thereof.

The Trustees of the Trust unanimously recommend that you vote FOR the proposal.

The matter referred to above is discussed in the Proxy Statement attached to this Notice. Shareholders of record at the close of business on November 19, 2014, the record date for the Meeting, are entitled to receive notice of and to vote at the Meeting or at any adjournments thereof. Each Shareholder is invited to attend the Meeting in person.

If you cannot be present at the Meeting, we urge you to sign, date and return promptly in the enclosed envelope the accompanying proxy card. This is important for the purpose of ensuring a quorum at the Meeting. A proxy may be revoked by any shareholder at any time before it is exercised by executing and submitting a revised proxy, by giving written notice of revocation to the Trust’s Secretary, or by withdrawing the proxy and voting in person at the Meeting.

By Order of the Board of Trustees of Trust for Credit Unions

Mary Jo Reilly
Secretary

November 26, 2014

TRUST FOR CREDIT UNIONS

4400 Computer Drive

Westborough, MA 01581

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Trustees (the “Board” or the “Trustees”) of Trust for Credit Unions (the “Trust”) for use at the Trust’s Special Meeting of Shareholders to be held at the offices of the Trust’s administrator, Callahan Credit Union Financial Services Limited Liability Limited Partnership, located at 1001 Connecticut Avenue, N.W., Suite 1001, Washington, D.C. 20036, on January 9, 2015 at 11:00 a.m. (Eastern time). The Special Meeting of Shareholders and any adjournments thereof are referred to in this Proxy Statement as the “Meeting.”

This Proxy Statement, the accompanying Notice of Special Meeting of Shareholders and accompanying proxy card(s) will first be mailed on or about December 1, 2014.

The Trust offers two investment portfolios, each of which is referred to herein as a “Portfolio” and, collectively, as the “Portfolios.” The Portfolios of the Trust are: Ultra-Short Duration Government Portfolio and Short Duration Portfolio.

The following table summarizes the proposal to be voted on at the Meeting and indicates those shareholders that are being solicited with respect to the proposal:

Proposal	Shareholders Solicited

(1) To elect three (3) Trustees.	All shareholders of the Portfolios of the Trust will vote together in the aggregate and not separately by Portfolio.

Recordholders of shares of beneficial interest of the Portfolios at the close of business on November 19, 2014, the record date for the Meeting (“Record Date”), will be entitled to notice of and to vote at the Meeting. As of the Record Date, the number of outstanding shares of each of the Portfolios was as follows:

Portfolio	Number of Shares
Ultra-Short Duration Government Portfolio	62,134,553.861
Short Duration Portfolio	57,305,263.319

Each whole share will be entitled to one vote as to any matter on which it is entitled to vote, and each fractional share will be entitled to a proportionate fractional vote. There will be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy.

It is expected that the solicitation of proxies will be primarily by mail. However, the Trust’s officers and personnel of the Trust’s administrator and transfer agent may also solicit proxies by telephone, facsimile, the Internet or in person. In addition, Broadridge Financial Solutions Inc. (“Broadridge”), has been engaged to assist in the solicitation of proxies at an estimated cost of $5,000.

Signed proxies received by the Trust in time for voting and not revoked will be voted in accordance with the directions specified therein. The Board of Trustees recommends a vote FOR the election of the Trustee nominees described in this Proxy Statement. If no specification is made, the proxy will be voted FOR the election of the Trustee nominees, and in the discretion of the persons named as proxies in connection with any other matter that may properly come before the Meeting or any adjournment thereof.

Any person giving a proxy may revoke it any time before it is exercised by submitting to the Secretary of the Trust at the Trust’s principal executive offices a written notice of revocation or subsequently executed proxy or by attending the Meeting and electing to vote in person.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 9, 2015. THIS PROXY STATEMENT IS AVAILABLE ON THE TRUST’S WEBSITE AT WWW.TRUSTCU.COM.

The Trust will furnish, without charge, copies of its most recent Annual and Semi-Annual Reports to any shareholder upon request. The Annual and Semi-Annual Reports may be obtained by writing to Trust for Credit Unions, c/o BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, Massachusetts 01581 or Callahan Financial Services, Inc., 1001 Connecticut Avenue, N.W., Suite 1001, Washington, D.C. 20036 or by calling toll-free 1-800-342-5828 or 1-800-237-5678.

PROPOSAL

ELECTION OF TRUSTEES

At the Meeting, shareholders will be asked to elect each of the following three nominees to serve as Trustees of the Trust (the “Board”): James F. Regan, Julie A. Renderos and Michael D. Steinberger (each a “Nominee” and, collectively, the “Nominees”). These three individuals have not previously been elected by shareholders of the Trust.

In 2007, nine Trustees were elected by shareholders of the Trust. However, two of those Trustees no longer serve on the Board and two others of those Trustees, James C. Barr and Robert M. Coen, have announced their intention to retire from the Board effective at the conclusion of the Board’s quarterly meeting on January 14, 2015. Mr. Regan has served (and currently serves) as a Trustee of the Trust since originally appointed in 2013. The other two Nominees – Ms. Renderos and Dr. Steinberger – do not currently serve on the Board. However, on October 17, 2014, Ms. Renderos and Dr. Steinberger were unanimously approved by the Board, including the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Trust (the “Independent Trustees”), to stand for election, upon a recommendation from the Trust’s Nominating Committee.

If elected by shareholders at the Meeting, the Nominees will hold office for an indefinite term beginning on February 1, 2015. The Board would be able to fill future vacancies by appointment (subject to the requirement of the 1940 Act that, after such appointment, at least two-thirds of the Trustees holding office must have been elected by shareholders) without incurring the additional expense associated with calling shareholder meetings to fill those vacancies.

Information concerning the Nominees and other relevant information is set forth below. The persons named as proxies in the accompanying Proxy have been designated by the Board and intend to vote for the Nominees named below, unless authority to vote for a particular Nominee is withheld. Each Nominee has consented to being named in this Proxy Statement and to serve if elected. Should any Nominee withdraw from the election or otherwise be unable to serve, the named proxies will vote for the election of such substitute Nominee as the Board may recommend unless a decision is made to reduce the number of Trustees serving on the Board.

The following table sets forth the Nominees and Trustees, their ages, addresses, positions held with the Trust, term of office and length of time served, principal occupations for the past five years, and other directorships they hold in companies which are subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “1934 Act”), or are registered as investment companies under the 1940 Act. Nominees who are not deemed to be “interested persons” of the Trust are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.”

The Nominating Committee of the Board, in consultation with legal counsel for the Independent Trustees and counsel for the Trust, conducted a search for qualified candidates for Board membership, seeking nominees who were both qualified and who would bring relevant expertise to the Board.

Independent Trustee Nominees

Name, Age and Address[1]	Position(s) Held with Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

James F. Regan Age: 49	Vice Chairman and Trustee	Since January 2013	President and Chief Executive Officer (since 2009), Vice President and Chief Financial Officer (1996-2008), Digital Federal Credit Union.	2	None

Michael D. Steinberger Age: 37	N/A	N/A	Associate Professor of Economics (since 2011), Assistant Professor of Economics (2004-2011) Pomona College; Dean (2011 to present), Associate Dean (2006-2011), Western CUNA Management School.	2	None

Interested Trustee Nominee

Name, Age and Address[1]	Position(s) Held with Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Julie A. Renderos[5] Age: 39	N/A	N/A	Executive Vice President/Chief Financial Officer (since 2012), Senior Vice President/Finance (2007-2012), Suncoast Credit Union.	2	None

Independent Trustees

Name, Age and Address[1]	Position(s) Held with Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

James C. Barr Age: 79	Chairman and Trustee	Since 1989	Licensed Realtor, Commonwealth of Virginia (2003-Present); Managing Member, J.C.B. Enterprises, L.L.C. (March 1997-Present); Chief Executive Officer, National Milk Producers Federation (March 1985-March 1997).	2	None

Robert M. Coen Age: 75	Trustee	Since 1989	Professor Emeritus of Economics, Northwestern University (September 2007-Present); Professor of Economics, Northwestern University (September 1975-August 2007).	2	None

Rudolf J. Hanley Age: 71	Trustee	Since 2003	President and Chief Executive Officer, SchoolsFirst Federal Credit Union (September 1982-June 2014).	2	None

Stanley C. Hollen Age: 64	Trustee	Since 2007	President and Chief Executive Officer, Co- Op Financial Services (credit union-owned electronic funds transfer network and processor) (June 2005-Present); President and Chief Executive Officer, Liberty Enterprises (credit union-focused check printing, payment systems, marketing and technology solution provider) (September 2002-June 2005).	2	None

Gary Oakland Age: 61	Trustee	Since 1999	President and Chief Executive Officer, Boeing Employees Credit Union (July 1986-June 2012).	2	None

Eugene A. O’Rourke Age: 69	Trustee	Since 2007	Managing Director, O’Rourke & Associates (executive search and human resources consulting firm) (2006-Present), Chief Executive Officer (1980-2006); Director, RSM McGladrey Consultants (accounting and consulting to credit unions) (1974-2010), Executive Managing Director (1980-2005).	2	None

Wendell A. Sebastian Age: 70	Trustee	Since 1989	Executive Director, National Credit Union Foundation (June 2010-June 2013); President and Chief Executive Officer, GTE Federal Credit Union (January 1998- December 2009).	2	None

[1]	Each Trustee may be contacted by writing to the Trustee, c/o Callahan Credit Union Financial Services LLLP, 1001 Connecticut Avenue, N.W., Suite 1001, Washington, D.C. 20036-5504.
[2]	Except in the event of resignation or removal, each Trustee holds office until the next meeting of shareholders called for the purpose of electing Trustees, and until the election and qualification of his successor.
[3]	The Fund Complex includes all registered investment companies that are advised by Goldman Sachs Asset Management, L.P. (“GSAM”) or one of its affiliates. The Trust currently consists of two Portfolios: the Ultra-Short Duration Government Portfolio and the Short Duration Portfolio.
[4]	Directorships of companies required to report to the Securities and Exchange Commission under the 1934 Act (i.e., “public companies”) or other investment companies registered under the 1940 Act.
[5]	Ms. Renderos’ employer, Suncoast Credit Union (“Suncoast”), currently owns a certificate of deposit issued by Goldman Sachs Bank (the “Goldman CD”), an affiliate of GSASM. Ms. Renderos shares investment and voting power with respect to the Goldman CD. The Goldman CD matures on January 30, 2015 and Suncoast has advised the Trust that it has no intention of rolling over the Goldman CD at maturity. If elected, Ms. Renderos’ term of office will begin on February 1, 2015, after the Goldman Sachs CD matures, at which time it is anticipated that she will qualify as an Independent Trustee of the Trust.

Nominee and Trustee Experience, Qualifications, Attributes and/or Skills

The information above includes each Nominee’s and Trustee’s principal occupations during the last five years. Each Nominee and Trustee possesses extensive additional experience, skills and attributes relevant to his or her qualifications to serve as a Trustee. The cumulative background of each Nominee and Trustee led to the conclusion that each Nominee and Trustee should serve as a Trustee for the Trust.

Independent Trustees and Independent Trustee Nominees

Mr. Barr, a licensed realtor, brings to the Board years of senior executive-level management experience in the credit union and farm commodity areas. Mr. Coen has over thirty years of academic experience in economics and university administration. Mr. Hanley spent decades as a credit union executive. Mr. Hollen has demonstrated leadership and management abilities as evidenced in his senior executive positions in the credit union industry. Mr. Oakland was an executive in various aspects of the credit union industry for over thirty years. Mr. O’Rourke brings over three decades of financial and accounting experience to the Board, in addition to senior executive-level management experience. Mr. Sebastian, an attorney by training, spent decades as a senior executive in various aspects of the credit union industry. Mr. Regan is currently a credit union executive and has over twenty years of experience in the credit union industry. Dr. Steinberger has over ten years of academic experience in economics and university administration, including positions with a rigorous program designed specifically for credit union management professionals.

Interested Trustee Nominee

Ms. Renderos has over twenty years of management experience in the financial services industry.

Board and Committee Meetings

During the fiscal year ended August 31, 2014, the Trustees met five times. Each of the Trustees then in office attended at least 75% of the meetings of the Board.

The Board of Trustees has established six standing committees – Audit, Valuation, Dividend, Amortized Cost, Nominating and Product Development.

The Audit Committee oversees the audit process and provides assistance to the full Board with respect to fund accounting, tax compliance and financial statement matters. In performing its responsibilities, the Audit Committee selects and recommends annually to the entire Board an independent registered public accounting firm to audit the books and records of the Trust for the ensuing year, and reviews with the firm the scope and results of each audit. In addition, the Audit Committee is responsible for monitoring the Board of Trustees’ governance practices and adherence to the Fund Governance Policy adopted by the Board of Trustees. Messrs. Coen, O’Rourke (Chairman), Regan and Sebastian currently serve on the Audit Committee. The Trust has determined that Mr. O’Rourke is an “audit committee financial expert” as defined in Item 407(d)(5) of Regulation S-K and that Mr. O’Rourke is “independent” as defined in Item 3 of Form N-CSR. The Audit Committee held four meetings during the fiscal year ended August 31, 2014.

The Valuation Committee is authorized to act for the Board of Trustees in connection with the valuation of portfolio securities held by the Portfolios in accordance with the Trust’s Valuation Procedures. Messrs. Barr and Hanley serve on the Valuation Committee. The Valuation Committee did not meet during the fiscal year ended August 31, 2014.

The Dividend Committee is authorized, subject to the ratification of Trustees who are not members of the Committee, to declare dividends and capital gain distributions consistent with each Portfolio’s Prospectus. Currently, the sole member of the Trust’s Dividend Committee is Mr. Hollen. The Dividend Committee did not meet during the fiscal year ended August 31, 2014.

The Amortized Cost Committee is authorized to act for the Board of Trustees in connection with certain matters relating to the amortized cost procedures adopted by the Board in connection with the pricing of shares of the Trust’s Money Market Portfolio (which suspended operations as of the close of business on May 30, 2014) for purchase, redemption and exchange transactions. Messrs. Barr and Coen serve on the Amortized Cost Committee. The Amortized Cost Committee did not meet during the fiscal year ended August 31, 2014.

The Nominating Committee is responsible for identifying, selecting and nominating candidates for election or appointment as members of the Board and recommending any appropriate changes to the Board for consideration. Messrs. Sebastian (Chairman), Coen and Hollen, all of whom are Independent Trustees of the Trust, serve on the Nominating Committee. The Nominating Committee held one meeting during the fiscal year ended August 31, 2014. The Nominating Committee acts pursuant to a written charter, a copy of which is attached hereto as Exhibit A.

In connection with the selection and nomination of candidates to the Board, the Nominating Committee evaluates the qualifications of candidates for Board membership and their independence from the Trust’s investment adviser, distributor and other principal service providers. Persons selected as Independent Trustee candidates must be independent in terms of both the letter and the spirit of the 1940 Act. In this regard, with respect to Independent Trustee Nominees, the Nominating Committee considers the effect of any relationships beyond those delineated in the 1940 Act that might impair independence (for example, business, financial or family relationships with the investment adviser, distributor or other service providers). Without limiting the foregoing, the Nominating Committee considers, among other criteria, a candidate’s: (i) integrity and ethical character; (ii) achievement in business, finance, government, education, law, technology or other fields important to the operation of the Trust; (iii) ability to exercise sound business judgment; (iv) experience and educational background; (v) willingness and ability to devote the necessary time to Board duties, including preparing for and attending meetings of the Board and its Committees; (vi) commitment to enhancing shareholder value; and (vii) experience and knowledge in the financial services and investment management sector in which the Trust operates. Ms. Renderos and Dr. Steinberger, the Nominees who are not currently serving as Trustees, were recommended to the Nominating Committee by current members of the Board or management.

In filling Board vacancies, the Nominating Committee will consider nominees recommended by shareholders. Nominee recommendations should be submitted to the Trust at its mailing address stated in the Trust’s prospectuses and should be directed to the attention of the Trust’s Secretary.

The Product Development Committee oversees management’s process for research and development of new investment products to be offered by the Trust and for evaluation of the continuing appropriateness of the investment products currently offered by the Trust. Messrs. Hollen, Oakland (Chairman) and O’Rourke serve on the Product Development Committee. The Product Development Committee held four meetings during the fiscal year ended August 31, 2014.

Risk Oversight

The Board of Trustees performs its risk oversight function for the Portfolios through a combination of (1) direct oversight by the Board as a whole and Board committees and (2) indirect oversight through GSAM, Callahan Credit Union Financial Services, LLLP (“CUFSLP”) and other service providers, Trust officers and the Trust’s Chief Compliance Officer. The Portfolios are subject to a number of risks, including but not limited to investment risk, compliance risk, operational risk, reputational risk, credit risk and counterparty risk. Day-to-day risk management with respect to the Portfolios is the responsibility of GSAM, CUFSLP or other service providers (depending on the nature of the risk) that carry out the Portfolios’ investment management and business affairs. Each of GSAM, CUFSLP and the other service providers have their own independent interest in risk management and their policies and methods of risk management will depend on their functions and business models and may differ from the Portfolios’ and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls.

The Board provides risk oversight by receiving and reviewing on a regular basis reports from GSAM, CUFSLP or other service providers, receiving and approving compliance policies and procedures, periodic meetings with the Portfolios’ portfolio managers to review investment policies, strategies and risks, and meeting regularly with the Trust’s Chief Compliance Officer to discuss compliance findings and issues. The Board also relies on GSAM, CUFSLP and other service providers, with respect to the day-to-day activities of the Portfolios, to create and maintain procedures and controls to minimize risk and the likelihood of adverse effects on the Trust’s business and reputation.

Board oversight of risk management is also provided by various Board Committees. For example, the Audit Committee meets with the Portfolios’ independent registered public accounting firm to ensure that the Portfolios’ audit scope includes risk-based considerations as to the Portfolios’ financial position and operations.

The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight. The Board’s oversight role does not make the Board a guarantor of the Portfolios’ investments or activities.

Board Compensation

The following table sets forth certain information with respect to the compensation of each Trustee of the Trust for the fiscal year ended August 31, 2014.

Name of Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Trust’s Expense	Total Compensation from Trust and Fund Complex(1)(2)
Independent Trustees
James C. Barr	$28,050	-0-	$28,050
Robert M. Coen	$24,225	-0-	$24,225
Rudolf J. Hanley	$22,100	-0-	$22,100
Stanley C. Hollen	$22,100	-0-	$22,100
Gary Oakland	$22,950	-0-	$22,950
Eugene A. O’Rourke	$28,475	-0-	$28,475
James F. Regan	$24,225	-0-	$24,225
Wendell A. Sebastian	$24,225	-0-	$24,225

1.	The Fund Complex includes all registered investment companies that are advised by GSAM or one of its affiliates.
2.	Messrs. Barr, Coen, Hanley, Hollen, Oakland, O’Rourke, Regan and Sebastian voluntarily waived $4,950, $4,275, $3,900, $3,900, $4,050, $5,025, $4,275, $4,275, respectively, in compensation during the fiscal year ended August 31, 2014.

Nominee and Trustee Beneficial Ownership of Portfolio Shares

Shares of each Portfolio of the Trust are offered solely to state and federally chartered credit unions. Certain of the Nominees and Trustees are officers of credit unions that invest in the Portfolios. The approximate percentages of the Portfolios’ outstanding shares that were owned by these credit unions in the aggregate as of the Record Date were as follows: Ultra-Short Duration Government Portfolio – 27.29%, Short Duration Portfolio – 44.04%.

Independent Registered Public Accounting Firm

At a meeting of the Board of Trustees held on October 16, 2014, the Audit Committee selected and recommended, and the Board, including a majority of the Independent Trustees, approved the selection of Tait, Weller & Baker LLP, 1818 Market Street, Philadelphia, Pennsylvania 19103 to serve as independent registered public accounting firm for the Trust.

Representatives of Tait, Weller & Baker LLP are not expected to be present at the Meeting but will be available by telephone to respond to appropriate questions from shareholders if necessary. Representatives of Tait, Weller & Baker LLP will be given an opportunity to make statements at the Meeting, if they so desire.

Independent Registered Public Accounting Firm’s Fees

The following paragraphs include information about the aggregate fees paid to Tait, Weller & Baker LLP for the two most recent fiscal years.

Audit Fees

Audit fees are fees related to the audit of and review of the Trust’s financial statements included in annual reports and registration statements and other services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements. Audit fees billed to the Trust by Tait, Weller & Baker LLP for the fiscal years ended August 31, 2014 and August 31, 2013 were $68,000 and $82,000, respectively.

Audit-Related Fees

Audit-related fees are fees for assurance and related services by Tait, Weller & Baker LLP that are reasonably related to the performance of the audit or review of financial statements, but are not reported as audit fees. Audit-related fees billed to the Trust by TWB for the fiscal years ended August 31, 2014 and August 31, 2013 were $0 and $0, respectively.

Tax Fees

Tax fees are fees associated with tax compliance, tax advice and tax planning. Tax fees billed to the Trust by Tait, Weller & Baker LLP for the fiscal years ended August 31, 2014 and August 31, 2013 were $8,000 and $12,000, respectively.

All Other Fees

No fees were billed by Tait, Weller & Baker LLP for products and services provided to the Trust other than the services reported in “Audit Fees,” “Audit-Related Fees,” and “Tax Fees” above for the fiscal years ended August 31, 2014 and August 31, 2013.

Non-Audit Fees

The aggregate non-audit fees billed to the Trust by Tait, Weller & Baker LLP for the fiscal years ended August 31, 2014 and August 31, 2013 were approximately $0 and $0, respectively.

Audit Committee Pre-Approval Policies and Procedures

The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Trust’s Audit Committee sets forth the procedures and the conditions pursuant to which services performed by the independent registered public accounting firm for the Trust may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent registered public accounting firm are consistent with the SEC rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent registered public accounting firm.

The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent registered public accounting firm to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent registered public accounting firm during the fiscal year in which the services are provided; (2) such services were not recognized by the Trust at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to the Trust, the Audit Committee will pre-approve those non-audit services provided to the Trust’s investment adviser and affiliates where the engagement relates directly to the operations or financial reporting of the Trust.

None of the audit-related fees and tax fees reported above were approved by the Trust’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X under the 1934 Act. In addition, there were no services provided by the Trust’s independent registered public accounting firm to the Trust’s Service affiliates that were approved by the Trust’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(ii) of Regulation S-X.

The Trust’s Audit Committee has considered whether the provision of non-audit services to the Trust’s investment adviser and service affiliates that did not require pre-approval pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the auditor’s independence.

The Board of Trustees unanimously recommends that

shareholders vote “FOR” the election of each of the Nominees.

ADDITIONAL INFORMATION

Officers of the Trust

The following table sets forth certain information about the Trust’s officers. Each officer is elected by the Board of Trustees of the Trust. The President, Treasurer and Secretary each serve until the next annual meeting of the Trustees and until his or her successor is chosen and qualified or until his or her death, resignation, removal or disqualification. Each of the other officers holds office at the pleasure of the Trustees.

Name, Age and Address	Position(s) Held with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years

Officers of the Trust:

Jay E. Johnson, 47 1001 Connecticut Ave., N.W. Suite 1001 Washington, D.C. 20036	President and Treasurer	Since 2013 and 2008	Executive Vice President, Callahan Financial Services, Inc. (“CFS”) (December 2001-Present).

Jonathan K. Jeffreys, 35 1001 Connecticut Ave., N.W. Suite 1001 Washington, D.C. 20036	Vice President and Assistant Treasurer	Since 2008 and 2013	Vice President, CFS (June 2001-Present).

Mary Jo Reilly, 66 Drinker Biddle & Reath LLP One Logan Square, Suite 2000 Philadelphia, PA 19103-6996	Secretary	Since 2008	Of Counsel (2014-Present), Partner (1998-2014), Drinker Biddle & Reath LLP (law firm).

Colleen Cummings, 42 BNY Mellon Investment Servicing (US) Inc. (“BNY”) (formerly PNC Global Investment Servicing (U.S.) Inc. (“PNC”)) 4400 Computer Drive Westborough, MA 01581	Assistant Treasurer	Since 2008	Vice President and Senior Director, Fund Accounting and Administration, BNY (formerly PNC) (January 2008-Present); Vice President and Director, PNC (2004-2007); Manager, PNC (1998-2004).

Nigel Linssen, 40 BNY 760 Moore Road King of Prussia, PA 19406	Assistant Secretary	Since 2011	Vice President and Counsel, Regulatory Administration, BNY (February 2011-Present); Attorney, Montgomery, McCracken, Walker & Rhoads, LLP (2007-2009); Attorney, Corsell Law Group, Ltd. (2006-2007).

INFORMATION ABOUT ADVISER, ADMINISTRATOR AND DISTRIBUTOR

Investment Adviser. GSAM, with principal offices located at 200 West Street, New York, NY 10282, serves as investment adviser to the Portfolios. GSAM is a subsidiary of The Goldman Sachs Group, Inc. and an affiliate of Goldman, Sachs & Co.

[1]	Each officer is elected by the Board of Trustees of the Trust and holds office at the pleasure of the Board of Trustees or until his or her successor shall have been duly elected and qualified.

Administrators. CUFSLP, a Delaware limited liability limited partnership in which 35 credit unions are limited partners, acts as the Portfolios’ administrator. CUFSLP’s address is 1001 Connecticut Avenue, N.W., Suite 1001, Washington, D.C. 20036. Digital Federal Credit Union and Suncoast Credit Union is each a limited partner of CUFSLP. BNY Mellon Investment Servicing (US) Inc , 301 Bellevue Parkway, Wilmington, Delaware provides certain administrative, fund accounting and regulatory administration services to the Trust.

Distributor. Callahan Financial Services, Inc. (“CFS”), 1001 Connecticut Avenue, N.W., Suite 1001, Washington, D.C. 20036, a Delaware corporation, serves as the distributor of the Portfolios. CFS, a broker-dealer registered under the 1934 Act, is an affiliate of Callahan & Associates, Inc., a corporation organized under the laws of the District of Columbia, founded in 1985.

Beneficial Owners of the Trust

The beneficial owners of more than 5% of the outstanding shares of each Portfolio of the Trust as of the Record Date are as follows:

Portfolio	Name and Address of Owner	Number of Shares	Percentage of Class	Percentage of Portfolio

Ultra-Short Duration Government Portfolio – TCU Shares	DIGITAL FEDERAL CREDIT UNION 220 DONALD LYNCH BLVD PO BOX 9130 MARLBOROUGH, MA 01752-9130	10,598,041.214	17.64%	17.06%

Ultra-Short Duration Government Portfolio – TCU Shares	JEANNE D’ARC CREDIT UNION 1 TREMONT PL LOWELL, MA 01854-3658	8,391,247.226	13.97%	13.50%

Ultra-Short Duration Government Portfolio – TCU Shares	ORANGE COUNTY’S CREDIT UNION 1701 E SAINT ANDREW PL SANTA ANA, CA 92705-4934	7,891,231.663	13.13%	12.70%

Ultra-Short Duration Government Portfolio – TCU Shares	SUNCOAST CREDIT UNION 6801 E HILLSBOROUGH AVE TAMPA, FL 33610-4197	6,358,326.686	10.58%	10.23%

Ultra-Short Duration Government Portfolio – TCU Shares	SCHOOLSFIRST FCU 2115 N BROADWAY SANTA ANA, CA 92706-2613	5,683,382.572	9.46%	9.15%

Ultra-Short Duration Government Portfolio – TCU Shares	BOEING EMPLOYEES CREDIT UNION 12770 GATEWAY DR TUKWILA WA 98168-3344	5,218,146.633	8.69%	8.40%

Ultra-Short Duration Government Portfolio – TCU Shares	VISIONS FEDERAL CREDIT UNION 24 MCKINLEY AVE ENDICOTT NY, 13760-5415	3,156,869.911	5.25%	5.08%

Ultra-Short Duration Government Portfolio – Investor Shares	NASA FEDERAL CREDIT UNION 500 PRINCE GEORGES BLVD UPPER MARLBORO MD 20774-8732	1,039,501.040	50.56%	1.67%

Portfolio	Name and Address of Owner	Number of Shares	Percentage of Class	Percentage of Portfolio

Ultra-Short Duration Government Portfolio – Investor Shares	WRIGHT-PATT CREDIT UNION INC 3560 PENTAGON BOULEVARD BEAVERCREEK OH 45431-1706	521,376.434	25.36%	0.84%

Ultra-Short Duration Government Portfolio – Investor Shares	MIT FEDERAL CREDIT UNION 700 TECHNOLOGY SQUARE CAMBRIDGE MA 02139-3586	156,739.812	7.62%	0.25%

Ultra-Short Duration Government Portfolio – Investor Shares	TEWKSBURY FEDERAL CREDIT UNION 752 MAIN STREET TEWKSBURY, MA 01876-1836	103,950.104	5.06%	0.17%

Ultra-Short Duration Government Portfolio – Investor Shares	PINNACLE FEDERAL CREDIT UNION 135 RARITAN CENTER PKWY EDISON NJ 08837-3645	103,904.645	5.05%	0.17%

Short Duration Portfolio – TCU Shares	DIGITAL FEDERAL CREDIT UNION 220 DONALD LYNCH BLVD PO BOX 9130 MARLBOROUGH, MA 01752-9130	18,939,483.331	34.86%	33.05%

Short Duration Portfolio – TCU Shares	SUNCOAST CREDIT UNION 6801 E HILLSBOROUGH AVE TAMPA, FL 33610-4197	6,295,274.266	11.59%	10.99%

Short Duration Portfolio – TCU Shares	SCHOOLSFIRST FCU 2115 N BROADWAY SANTA ANA, CA 92706-2613	5,835,020.944	10.74%	10.18%

Short Duration Portfolio – TCU Shares	APCO EMPLOYEES CREDIT UNION 750 17TH STREET NORTH BIRMINGHAM AL 35203-2020	4,611,484.846	8.49%	5.05%

Short Duration Portfolio – TCU Shares	CITIZENS EQUITY FIRST CREDIT UNION PO BOX 1715 PEORIA, IL 61656-1715	3,731,172.017	6.87%	6.51%

Short Duration Portfolio – Investor Shares	USALLIANCE FCU 600 MIDLAND AVE RYE NY 10580-3999	1,545,967.091	52.03%	2.70%

Short Duration Portfolio – Investor Shares	LGE COMMUNITY CREDIT UNION 430 COMMERCE PARK DR SE MARIETTA GA 30060-2710	939,646.122	31.62%	1.64%

Short Duration Portfolio – Investor Shares	PINNACLE FEDERAL CREDIT UNION 135 RARITAN CENTER PKWY EDISON NJ 08837-3645	305,488.671	10.28%	0.53%

Short Duration Portfolio – Investor Shares	PREMIER COMMUNITY CREDIT UNION 3315 W BENJAMIN HOLT DRIVE STOCKTON CA 95207	180,145.807	6.06%	0.31%

For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to “control” such company.

As of the Record Date, (1) Ms. Renderos, a Nominee, shared investment and voting power with respect to 6,358,326.686 shares of beneficial interest in the Ultra-Short Duration Government Portfolio and 6,295,274.266 shares of beneficial interest in the Short Duration Portfolio, which amounted to 10.23% and 10.99%, respectively, of the outstanding shares of such Portfolio, that were owned by Suncoast Credit Union, and (2) Mr. Regan, a Nominee and Trustee of the Trust, shared investment and voting power with respect to 10,598,041.214 shares of beneficial interest in the Ultra Short Duration Government Portfolio and 18,939,483.331 shares of beneficial interest in the Short Duration Portfolio, which amounted to 17.06% and 33.05% respectively, of the outstanding shares of such Portfolios, that were owned by Digital Federal Credit Union.

Other Matters

No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to adjournment of the Meeting, the persons named as proxies will vote thereon according to their best judgment in the interests of the Trust and its shareholders.

Voting Information

The enclosed proxy is revocable by a shareholder at any time before it is exercised by written notice to the Trust (addressed to the Secretary at the Trust’s principal executive offices), by executing another proxy or by attending the Meeting and voting in person. All valid proxies received prior to the Meeting will be voted at the Meeting. Matters on which a choice has been provided will be voted as indicated on the proxy and, if no instruction is given, the persons named as proxies will vote the shares represented thereby in favor of the matters set forth in the Proposal and will use their best judgment in connection with the transaction of such other business as may properly come before the Meeting.

In the event that at the time the Meeting is called to order a quorum is not present in person or by proxy, the persons named as proxies may vote those proxies that have been received to adjourn the Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of the Proposal have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to such proposal. Any such adjournment will require the affirmative vote of a majority of the shares of the Trust present and voting in person or by proxy at the session of the Meeting to be adjourned. Any adjourned session may be held without further notice. The persons named as proxies will vote those proxies which they are entitled to vote in favor of any such Proposal in favor of such an adjournment, and will vote those proxies required to be voted against any such Proposal against any such adjournment. A shareholder vote may be taken on one the Proposal prior to such adjournment if sufficient votes for their approval have been received and it is otherwise appropriate.

One-third of the outstanding shares entitled to vote shall be a quorum for the transaction of business at a shareholders’ meeting, but any lesser number shall be sufficient for adjournments. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present at the Meeting but which have not been voted.

With respect to the Proposal, a plurality will elect a Trustee.

Procedures For Shareholder Communications With Board

The Trust’s Board will receive and review written correspondence from shareholders. Shareholders may address correspondence to individual Trustees or to the full Board at the Trust’s principal executive offices. The Board or an individual Trustee will respond to shareholder correspondence in a manner that the Board or Trustee deems appropriate given the subject matter of the particular correspondence.

Cost of Proxy Solicitation

Each Portfolio will bear its allocable portion of proxy solicitation expenses, including the cost of preparing, assembling and mailing materials used in connection with solicitation of proxies. The Portfolios will reimburse brokers, nominees and similar record holders for their reasonable expenses incurred in connection with forwarding proxy materials to beneficial holders.

Shareholder Proposals

The Trust does not intend to hold meetings of shareholders except to the extent that such meetings may be required under the 1940 Act or state law. Because the Trust does not hold regular meetings of shareholders, the anticipated date of the next shareholder meeting cannot be provided. To be considered for inclusion in the proxy statement for any subsequent meeting of shareholders, a shareholder proposal must be submitted to the Trust at its principal office within a reasonable time before the proxy statement for that meeting is mailed. Whether a proposal is included in the proxy statement will be determined in accordance with applicable federal and state laws. The timely submission of a proposal does not guarantee its inclusion.

Dated: November 26, 2014

Shareholders who do not expect to be present at the Meeting and who wish to have their shares voted are requested to date and sign the enclosed proxy and return it in the enclosed envelope. No postage is required if mailed in the United States.

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735	YOUR VOTE IS IMPORTANT Please complete, sign and return this card as soon as possible

To vote by Internet

1)      Read the Proxy Statement and have the proxy card below at hand.

2)      Go to website www.proxyvote.com

3)      Follow the instructions provided on the website

To vote by Telephone

1)      Read the Proxy Statement and have the proxy card below at hand.

2)      Call 1-800-690-6903

3)      Follow the instructions.

To vote by Mail

1)      Read the Proxy Statement.

2)      Check the appropriate boxes on the proxy card below.

3)      Sign and date the proxy card.

4)      Return the proxy card in the envelope provided.

	For Withhold For All			To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.
This proxy is being solicited on behalf of the	All	All	Except
Board of Trustees of Trust for Credit Unions:

1. Election of Trustees: 01) James F. Regan 02) Julie A. Renderos 03) Michael D. Steinberger	☐	☐	☐

2. In the discretion of the proxies, on any other matters that may properly come before the meeting or any adjournment thereof.

Every properly signed proxy will be voted in the manner specified thereon and, in the absence of specification, will be treated as granting authority to vote “FOR” Proposal 1 above.

Please sign this Proxy in the name of the person holding record ownership of your shares of Trust for Credit Unions as reflected on the Trust’s records and return the proxy card promptly using the enclosed envelope. If your shares of Trust for Credit Unions are held in the name of a nominee, this Proxy should be executed in the name of such nominee.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders:

The Proxy Statement is available at www.proxyvote.com.

TRUST FOR CREDIT UNIONS

Ultra-Short Duration Government Portfolio

Short Duration Portfolio

PROXY FOR SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JANUARY 9, 2015

The undersigned hereby appoints Jonathan Jeffreys, Jay Johnson and Jon Jeffreys, and each of them, proxies of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders of Trust for Credit Unions (the “Trust”) to be held at the offices of the Trust’s administrator, Callahan Credit Union Financial Services Limited Liability Limited Partnership, located at 1001 Connecticut Avenue, N.W., Suite 1001, Washington, D.C. 20036, on January 9, 2015 at 11:00 a.m. (Eastern time), and at any adjournments thereof, all shares of beneficial interest in the Ultra-Short Duration Government Portfolio and/or Short Duration Portfolio that are held by the undersigned on the record date for the meeting, upon the following matters.

YOUR VOTE IS IMPORTANT

Please sign and date on reverse side

EXHIBIT A

TRUST FOR CREDIT UNIONS

NOMINATING COMMITTEE CHARTER

Organization and Purpose

The Board of Trustees of Trust for Credit Unions (the “Trust”) has established a Nominating Committee (the “Committee”). The Committee shall consist of such Trustees of the Trust as may be selected from time to time by the Board, none of whom shall be “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Committee has been established by and among the Trustees for the purpose of selecting and nominating the appropriate number of candidates for election or appointment as members of the Board and recommending any appropriate changes to the Board for consideration.

Identifying Nominees

In connection with the identification, selection and nomination of candidates to the Board of Trustees, the Committee shall evaluate the qualifications of candidates for Board membership and their independence from the Trust’s investment adviser, distributor and other principal service providers. Specific qualifications shall be based on the needs of the Board at the time of the nomination. Persons selected as Independent Trustees must also be independent in terms of both the letter and the spirit of the 1940 Act. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence (for example, business, financial or family relationships with the investment adviser, distributor or other service providers). The Committee shall identify candidates for election to the Board using a variety of means as it determines are necessary or appropriate, including recommendations of unitholders. The Committee may also solicit recommendations from current and former Trustees, management or others who may be familiar with qualified candidates. The Committee may, in its sole discretion, retain and terminate any search firm (and approve such search firm’s fees and other retention terms) to assist in the identification of candidates.

Skills and Qualifications

The Committee believes there are certain minimum skills and qualifications that each Trustee nominee must possess or satisfy, and certain other skills and qualifications that at least one or more Trustees must possess or satisfy. In considering candidates for Trustee nominee, the Committee will take into account whether a candidate has the experience, qualifications, attributes and/or skills that add to and compliment the range of experience, qualifications, attributes and/or skills of existing Trustees.

•	Integrity. Each Trustee nominee must be an individual of high personal and professional integrity and ethical character.

•	Accomplishments. Each Trustee nominee shall have demonstrated significant achievement in business, finance, government, education, law, technology or other fields important to the operation of the Trust’s investment portfolios (the “Portfolios”).

•	Business Judgment. Each Trustee nominee must possess the ability to exercise sound business judgment on a broad range of issues.

•	Experience and Education. Each Trustee nominee shall have sufficiently broad experience and professional and educational background to have a general appreciation of the major issues facing investment companies of a size and scope similar to the Trust. Such issues include corporate governance issues, regulatory obligations and strategic business planning.

•	Commitment. Each Trustee nominee shall have the willingness and ability to devote the necessary time to Board duties, including preparing for and attending meetings of the Board and its Committees.

•	Representing Unitholders. Each Trustee nominee must be prepared to represent the best interests of the Trust and its unitholders and must be committed to enhancing unitholder value.

•	Industry Knowledge. At least some of the Trustees shall have experience and knowledge of the financial services and investment management industry sector in which the Trust operates.

•	Financial Literacy. At least one (1) Trustee who is eligible to serve on the Audit Committee of the Board shall be an “audit committee financial expert” in accordance with applicable rules of the Securities and Exchange Commission.

•	Diversity. The Committee shall give due consideration to the overall Board balance of diversity of perspectives, backgrounds and experiences. In no event will the Committee discriminate by race, religion or gender in its choices.

Unitholder Recommendations

The Committee shall accept and review unitholder nominations for Trustees. A unitholder nomination for Trustee may be submitted to the Trust by sending the nomination to the Trust’s Secretary. The Secretary shall submit all nominations to the Committee. The Committee shall assess unitholder nominees in the same manner it reviews its own nominations. Any changes to the unitholder nomination procedures shall be approved by the Board of Trustees, including a majority of its Independent Trustees, and reported on the Trust’s next filing on Form N-CSR.

Additional Matters

•	The Committee will meet as often as it deems appropriate. The Committee will set its agenda and the time and place of any meetings.

•	The Committee will submit the minutes of all meetings of the Committee to, or discuss the matters discussed at each Committee meeting with, the full Board of Trustees.

•	The Committee is authorized to investigate any matter brought to its attention within the scope of its duties and is authorized to meet with management as the Committee deems appropriate in connection with the performance of its responsibilities.

•	The Committee is authorized to engage independent counsel and other advisers as it deems necessary to carry out its duties.

•	The Committee will periodically review the provisions of this Charter.

Adopted: October 7, 2010